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                                                                 EXHIBIT 10.28

                               FIRST AMENDMENT TO

                             PARTICIPATION AGREEMENT

        THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment"), dated as of August 2, 2001, is entered into by and among:

                (1) LSI LOGIC CORPORATION, a Delaware corporation ("Lessee");

                (2) WELLS FARGO BANK NORTHWEST, N.A. (f/k/a First Security Bank, National Association), not in its individual capacity but solely as Certificate Trustee., as "Certificate Trustee" under the Participation Agreement referred to in Recital A below (in such capacity, "Certificate Trustee");

                (3) FIRST SECURITY TRUST COMPANY OF NEVADA, not in its individual capacity but solely as Agent (in such capacity, "Agent"); and

                (4) Each of the financial institutions currently a "Participant" under the Participation Agreement referred to in Recital A below (collectively in such capacity, the "Participants").

                                    RECITALS

        A. Lessee, Certificate Trustee, Agent and the Participants are parties to that certain Participation Agreement, dated as of April 20, 2001 (the "Participation Agreement").

        B. Lessee, Certificate Trustee, Agent and the Participants now wish to amend the Participation Agreement to clarify certain provisions and have agreed to effect such amendments upon the terms and subject to the conditions set forth herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Definitions; Interpretation. Unless otherwise indicated in this Amendment, (a) each term set forth in Appendix I to the Participation Agreement, when used in this Amendment, shall have the meaning given to that term in such Appendix I and (b) the rules of interpretation set forth in Appendix I to the Participation Agreement shall apply to this Amendment and are incorporated herein by this reference.

        2. Amendments to Participation Agreement. The Participation Agreement is hereby amended as follows:



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                (a) Appendix I is amended by adding thereto, in the appropriate alphabetical order, the following definition:

                        "Existing Subordinated Debt" shall mean (a) the
                Indebtedness of Lessee in the principal amount of $345,000,000 outstanding under the 4.25% Convertible Subordinated Notes due March 15, 2004 issued by Lessee pursuant to the Indenture, dated as of March 15, 1999, between Lessee and State Street Bank and Trust Company of California, N.A., as Trustee, and (b) the Indebtedness of Lessee in the principal amount of $500,000,000 outstanding under the Convertible Subordinated Notes due February 15, 2005 issued by Lessee pursuant to the Subordinated Indenture, dated as of February 15, 2000, between Lessee and State Street Bank and Trust Company of California, N.A., as Trustee, in each case, in the form thereof in effect on the date of this Agreement.

                (b) Appendix I is further amended by changing the definition of "Subordinated Debt" to read in its entirety as follows:

                        "Subordinated Debt" shall mean:

                                (a) The Existing Subordinated Debt; and

                                (b) Any other Indebtedness of Lessee or any of
                        its Subsidiaries the stated maturity date of any scheduled principal payment of which is not earlier than the first anniversary of the Final Maturity Date and which is subordinated on terms and conditions reasonably acceptable to Required Participants; provided, that any Subordinated Debt having subordination provisions no more favorable in any material respect to the holder than those attached as Exhibit K to the Participation Agreement shall be deemed to be reasonably acceptable to Required Participants for the purposes hereof.

        Without limiting the foregoing, the terms of such Subordinated Debt shall not include any requirement that the holders thereof approve the issuance of the Senior Debt or Designated Senior Debt (as defined in Exhibit K to the Participation Agreement) entitled to the benefit of such subordination provisions.

        3. Representations and Warranties. Lessee hereby represents and warrants to Certificate Trustee, Agent and the Participants that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the date hereof:

                (a) The representations and warranties of Lessee set forth in
        Section 4.1 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date);




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                (b) No Lease Default or Lease Event of Default has occurred and is continuing; and

                (c) All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," Lessee expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

        4. Effectiveness of Amendments. The amendments set forth in Paragraph 2 above shall become effective upon receipt by Agent of (i) this Amendment duly executed by Lessee, Certificate Trustee, Agent, and the Participants and (ii) the Conforming Amendment (as defined below). Upon such receipt, this Amendment shall be deemed to amend the Participation Agreement from the original date thereof as though incorporated in the Participation Agreement as originally executed.

As used herein, each term set forth below shall have the respective meaning given to that term below:

                "ABN Participation Agreement" shall mean that certain Amended and Restated Participation Agreement dated as of April 18, 2000 by and among Lessee, ABN AMRO Bank, as Agent for the Lessors and the Participants, and the Lessors and the Participants party thereto.

                "Conforming Amendment" shall mean an amendment to the ABN Participation Agreement, in the form attached hereto as Exhibit A, in order to cause the definition of "Subordinated Debt" in the ABN Participation Agreement to be substantially the same as the definition of "Subordinated Debt" in the Participation Agreement, as amended hereby (other than with respect to the date specified in clause (b) of the first sentence of such definition), and thereby to cause the definition of "Pricing Ratio" in the ABN Participation Agreement to be substantially the same as the definition of "Pricing Ratio" in the Participation Agreement, as amended hereby.

        5. Effect of this Amendment. During the period that the amendments set forth in Paragraph 2 above are effective, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended by this Amendment. Except as expressly amended pursuant hereto, (a) the Participation Agreement and the other Operative Documents shall remain unchanged and in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Certificate Trustee, Agent or the Participants, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

        6. Miscellaneous.





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               (a) Binding Effect. This Amendment shall be binding upon and inure to the benefit of Lessee, Certificate Trustee, the Participants, Agent and their respective permitted successors and assigns. All references in this Amendment to any Person shall be deemed to include all successors and assigns of such Person.

               (b) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                            [SIGNATURE PAGES FOLLOW]




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        IN WITNESS WHEREOF, Lessee, Certificate Trustee, Agent and the
Participants have caused this First Amendment to the Participation Agreement to be executed as of the day and year first above written.

LESSEE:                          LSI LOGIC CORPORATION

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


CERTIFICATE TRUSTEE:             WELLS FARGO BANK NORTHWEST, N.A. (f/k/a First
                                    Security Bank, National Association), not in its individual capacity but solely as Certificate Trustee

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


AGENT:                           FIRST SECURITY TRUST COMPANY OF NEVADA, not
                                    in its individual capacity but solely as Agent

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


PARTICIPANTS:                    BANC OF AMERICA LEASING & CAPITAL, LLC

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 BANK OF AMERICA, NATIONAL ASSOCIATION

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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                                 GOLDEN STATE SANWA BANCLEASING

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                 KEY CORPORATE CAPITAL, INC.

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 U.S. BANK NATIONAL ASSOCIATION

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 THE BANK OF NOVA SCOTIA

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 FLEET NATIONAL BANK

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 BNP PARIBAS

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                 UNION BANK OF CALIFORNIA, N.A.

                                 By:____________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

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                                    EXHIBIT A

                Form of Amendment to ABN Participation Agreement